UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

June 19, 2015

Date of Report (Date of Earliest Event Reported)

The Chemours Company

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36794	46-4845564
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1007 Market Street

Wilmington, Delaware, 19899

(Address of principal executive offices)

Registrant’s telephone number, including area code: (302) 773-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.

Effective as of June 19, 2015, the Board of Directors (the “Board”) of The Chemours Company (“Chemours”) expanded its size from three directors to four directors and Curtis J. Crawford was appointed to the Board and appointed to Chemours’ audit committee. In connection with the completion of Chemours’ previously announced separation from E. I. du Pont de Nemours and Company (“DuPont”), which is expected to occur on July 1, 2015, Mr. Crawford will be appointed to Chemours’ nominating and corporate governance committee, effective at the time of the separation, to serve as its chairman. Additional information regarding Mr. Crawford is included in the section entitled “Management” in Chemours’ Information Statement, filed as Exhibit 99.1 to Chemours’ Registration Statement on Form 10, as amended (File No. 001-36794), filed with the Securities and Exchange Commission (the “Registration Statement”) and is incorporated by reference into this Item 5.02.

Mr. Crawford, as a non-employee director, will receive the director compensation described in the Registration Statement, including any additional compensation for services as chairperson of a committee. There are no arrangements or understandings between Mr. Crawford and any other person pursuant to which he was selected as a director. There are no transactions involving Mr. Crawford that would be required to be reported under Item 404(a) of Regulation S-K.

The election of Mr. Crawford to the Board and the audit committee became effective immediately prior to the time “when-issued” trading of Chemours common stock began on the New York Stock Exchange, in accordance with New York Stock Exchange rules. The Board has determined that Mr. Crawford qualifies as an independent director under the director independence standards set forth in the rules and regulations of the SEC and the applicable listing standards of the New York Stock Exchange and that Mr. Crawford satisfies the financial literacy and other requirements to be considered an audit committee financial expert under the rules and regulations of the SEC and the applicable listing standards of the New York Stock Exchange.

Item 8.01	Other Events.

On June 19, 2015, in connection with the anticipated separation of DuPont’s Performance Chemicals segment through the planned spin-off of Chemours on July 1, 2015, Chemours common stock commenced “when-issued” trading on the New York Stock Exchange under the ticker symbol “CC WI”.

A joint press release by DuPont and Chemours announcing these events is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Joint Press Release of E. I. du Pont de Nemours and Company and The Chemours Company, dated June 19, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHEMOURS COMPANY

By:	/s/ Mark Newman
Mark Newman Senior Vice President and Chief Financial Officer

June 19, 2015

EXHIBIT INDEX

Exhibit Number	Description

99.1	Joint Press Release of E. I. du Pont de Nemours and Company and The Chemours Company, dated June 19, 2015

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